                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Tarpon Coast Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           TARPON COAST BANCORP, INC.
                               1490 Tamiami Trail
                          Port Charlotte, Florida 33948
                                 (941) 629-8111




April 1, 1999


Dear Shareholders:


We are pleased to present our Proxy Statement and Annual Report for the first annual meeting of Tarpon Coast Bancorp, Inc.

In February of 1998 we completed a successful public stock offering. The initial response to the opening of Tarpon Coast Bank has been very positive. We have begun to successfully attract customers from our local community and our deposit and loan growth for the first few months of operation has been strong.

The Annual Report provides financial performance information for the year ended December 31, 1998. As a measure to control costs, this report consists of our Form 10-KSB (not including exhibits), which is a required annual filing with the U.S. Securities and Exchange Commission.

As expected, we are reporting a loss for the first year due to the accumulation of pre-opening expenses. These expenses began with the organization of Tarpon Coast Bancorp, Inc.'s predecessor on May 1, 1997 and pre-opening expenses continued until the bank received its charter on June 1, 1998. As a result, we are reporting a net loss for the first fiscal year of $653,443 or $.60 per share.

We feel relationship banking by independent community banks will prosper. The financial industry is continuing to undergo rapid changes and consolidation. We see evidence of these changes beginning to take place in our market and announcements of branch office closures, significant downsizing of staff and branch personnel changes have been publicized. In our opinion, these actions will create further opportunities to attract new customers.

We have embarked on a strategic plan to earn a major share of our consumer and business customers' financial relationships. To accomplish this, we are placing a strong emphasis on personalized service and employing techniques that allow us to efficiently match customer needs with product availability. Our employees are highly motivated, technically competent, experienced bankers who are committed to this philosophy. This is evidenced in the absolute commitment of time and energy of our staff to the development and implementation of this strategic plan.

We would like to thank our organizers, shareholders, customers and dedicated staff for their contribution. It took a great deal of time, effort and optimism on the part of those involved in organizing Tarpon Coast Bancorp, Inc. into a company you can be proud of. We will continue to build a financial organization that is able to serve our special marketplace while being a place where our employees are eager to come to work, our customers are anxious to visit and our shareholders are proud to be owners.

We welcome any comments or suggestions that you may have. Even better yet, we welcome you as customers; please come in and bank with us!




Sincerely,                                  Sincerely,



/s/ Lewis S. Albert                         /s/ Todd H. Katz
-----------------------------------         ------------------------------------




Lewis S. Albert                             Todd H. Katz
Chairman and Chief Executive Officer        Vice Chairman and President

                           TARPON COAST BANCORP, INC.
                               1490 Tamiami Trail
                          Port Charlotte, Florida 33948
                                 (941) 629-8111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 1999

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Tarpon Coast Bancorp, Inc. (the "Company") will be held at the Best Western Waterfront Hotel, 300 Retta Esplanade, Punta Gorda, Florida 33950, on Wednesday, April 26, 1999, at 5:00 P.M. ("Annual Meeting"), for the following purposes:

         1. Elect Directors. To elect three directors to serve until the Annual Meeting of Shareholders in 2002.

         2. Other Business. To transact such other or further business as may properly come before the 1999 Annual Meeting and any adjournment or postponement thereof.

         Only shareholders of record at the close of business on March 12, 1998, are entitled to notice of and to vote at the 1999 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 1999 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to American Stock Transfer & Trust Company in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 1999 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS April 1, 1999




Lewis S. Albert                             Todd H. Katz
Chairman & Chief Executive Officer          Vice Chairman & President


         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO AMERICAN STOCK TRANSFER & TRUST COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 1999 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           TARPON COAST BANCORP, INC.
                                  TO BE HELD ON
                                 APRIL 26, 1999

                                  INTRODUCTION

GENERAL

         This Proxy Statement is being furnished to the shareholders of Tarpon Coast Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the $.01 par value common stock of the Company ("Company Common Stock") for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, April 26, 1999, and at any adjournment or postponement thereof ("1999 Annual Meeting"). The 1999 Annual Meeting is being held to (i) elect three directors to serve until the Annual Meeting of Shareholders in 2002, and
(ii) transact such other or further business as may properly come before the 1999 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the 1999 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 1, 1999, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Company on April 1, 1999.

         The principal executive offices of the Company are located at 1490 Tamiami Trail, Port Charlotte, Florida 33948. The telephone number of the Company at such offices is (941) 629-8111.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of the Company has fixed the close of business on March 12, 1999, as the record date for the determination of the Company shareholders entitled to notice of and to vote at the 1999 Annual Meeting. Accordingly, only holders of record of shares of the Company Common Stock at the close of business on such date will be entitled to vote at the 1999 Annual Meeting. At the close of business on such date, there were 1,182,151 shares of the Company Common Stock outstanding and entitled to vote held by approximately 1,014 shareholders of record. Holders of the Company Common Stock are entitled to one vote on each matter considered and voted upon at the 1999 Annual Meeting for each share of Company Common Stock held of record at the close of business on March 12, 1999. The affirmative vote of the holders of a majority of shares of Company Common Stock represented and entitled to vote at the 1999 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

         Shares of the Company Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 1999 Annual Meeting and not revoked, will be voted at the 1999 Annual Meeting in accordance with the instructions indicated in such proxy.



IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE COMPANY COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE COMPANY OF THE THREE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 1999 ANNUAL MEETING.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 1999 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Secretary of the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the 1999 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

         A copy of the 1999 Annual Report to Shareholders, including financial statements for the year ended December 31, 1998, accompanies this Proxy Statement.

                              ELECTION OF DIRECTORS



GENERAL

         The 1999 Annual Meeting is being held to elect three directors of the Company to serve three-year terms of office. The Board of Directors of the Company is divided into three classes, with the terms of office of the classes ending in successive years. The terms of directors of Class II expire at the 1999 Annual Meeting. Accordingly, the three members of Class II are standing for re-election to a three-year term expiring at the Annual Meeting of Shareholders in 2002.

         All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the three nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE THREE NOMINEES LISTED BELOW.

         The following table sets forth the name of each nominee or director continuing in office of the Company; a description of his or her position and offices with the Company other than as a director, if any; a brief description of his or her principal occupation and business experience during at least the last five years; and certain other information including the director's age and the number of shares of Company Common Stock beneficially owned by the director on March 12, 1999. Each of the following individuals is also serving as a director of Tarpon Coast National Bank (the "Bank"), which is a wholly-owned subsidiary of the Company (collectively, the "Company"). For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."

                                                                                            AMOUNT,PERCENTAGE
  NOMINEE OR DIRECTOR                                                                           AND NATURE OF
 CONTINUING IN OFFICE             INFORMATION ABOUT                                        BENEFICIAL OWNERSHIP
AND YEAR FIRST ELECTED            NOMINEE OR DIRECTOR                                           OF COMPANY
  A DIRECTOR                      CONTINUING IN OFFICE                                       COMMON STOCK (1)
----------------------            --------------------                                       ----------------
NOMINEES FOR DIRECTOR

                                    CLASS II
                               FOR THREE-YEAR TERM
                          EXPIRING ANNUAL MEETING 2002

Lewis S. Albert        Mr. Albert has served as Chairman and CEO                               12,389 (2)
1997                   of the Company and the subsidiary
                       Bank in Port Charlotte, Florida since 1997 and 1998,
                       respectively. Prior to organizing the Company,
                       Mr. Albert was Senior Vice President and Chief
                       Financia Officer of Southwest Banks, Inc, a multi-bank
                       holding company from 1993 to 1997. Mr. Albert is 46.

Mark O. Asperilla      Dr. Asperilla is a practicing physician who has                         14,034 (3)
1997                   directed Mark O. Asperilla, M.D., P.A. in
                       Port Charlotte, Florida since 1992. Dr. Asperilla is 44.

Gerald P. Flagel       Mr.Flagel is an attorney and certified public                           23,390 (4)
1997                   accountant who has offered financial consulting
                       as Gerald P. Flagel & Associates, P.A. in Naples,
                       Florida since 1990. Mr. Flagel is 62.


                        MEMBERS OF THE BOARD OF DIRECTORS
                              CONTINUING IN OFFICE


                                    CLASS III
                        TERM EXPIRES ANNUAL MEETING 2000


James R. Baker         Mr. Baker has been the President and owner                              11,695 (5)
1997                   of J&J Baker Enterprises, a bio-solids
                       management operations company based in
                       Punta Gorda, Florida since 1984. Mr. Baker is 62.

                                                                                            AMOUNT,PERCENTAGE
  NOMINEE OR DIRECTOR                                                                           AND NATURE OF
 CONTINUING IN OFFICE             INFORMATION ABOUT                                        BENEFICIAL OWNERSHIP
AND YEAR FIRST ELECTED            NOMINEE OR DIRECTOR                                           OF COMPANY
  A DIRECTOR                      CONTINUING IN OFFICE                                       COMMON STOCK (1)
----------------------            --------------------                                       ----------------
NOMINEES FOR DIRECTOR


Billie A. Barger       Mr. Barger has 51 years of banking experience                            1,169 (6)
1997                   and has been a partner and the President of
                       Bar-Ton of Pinellas, Inc., the owner of a service
                       station/food mart, since 1989. Mr. Barger is 71.

Todd H. Katz           Mr. Katz has served as Vice Chairman and                                14,162 (7)
1997                   President of the Company and the subsidiary Bank
                       in Port Charlotte, Florida since 1997 and 1998,
                       respectively. Prior to organizing the Company,
                       Mr. Katz served as General Counsel of Southwest
                       Banks, Inc, a multi-bank holding company from
                       1993 to 1999. Mr. Katz is 33.


                                     CLASS I
                        TERM EXPIRES ANNUAL MEETING 2001


James C. Brown         Mr. Brown has been the President and owner                              13,495 (8)
1997                   of Miami-Valley Ready Mix of Florida, a
                       concrete manufacturing company headquartered
                       in Port Charlotte, Florida since 1982.  Mr. Brown is 59.

Gina D. Hahn           Mrs. Hahn has served as Vice President of                               11,695 (9)
1997                   Jewel Equities Corp, a real estate development
                       company she started with her husband, since 1972.
                       Mrs. Hahn is 66.

Larry A. Tenbusch      Mr. Tenbusch has been the President of Tenbusch                          7,017 (10)
1997                   Construction, a residential home builder, since 1983.
                       Mr. Tenbusch is 43.

         (1) Information relating to beneficial ownership of Company Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Company Common Stock set forth opposite their names.

         (2) Includes 4,000 shares which Mr. Albert has the right to acquire pursuant to presently exercisable stock options.

         (3) Includes 2,034 shares which Dr. Asperilla has the right to acquire pursuant to presently exercisable stock warrants.

         (4) Includes 3,390 shares which Mr. Flagel has the right to acquire pursuant to presently exercisable stock warrants.

         (5) Includes 1,695 shares which Mr. Baker has the right to acquire pursuant to presently exercisable stock warrants.

         (6) Includes 169 shares which Mr. Barger has the right to acquire pursuant to presently exercisable stock warrants.

         (7) Includes 4,000 shares which Mr. Katz has the right to acquire pursuant to presently exercisable stock options and 384 shares held by him as custodian for a minor child. Excludes 7,724 shares held by Mr. Katz' spouse as to which shares Mr. Katz disclaims beneficial ownership.

         (8) Includes 1,695 shares which Mr. Brown has the right to acquire pursuant to presently exercisable stock warrants, 100 shares owned individually and 11,700 shares held by CBL Investment Group, LLC, of which Mr. Brown is a partner and has voting power.

         (9) Includes 1,695 shares which Mrs. Hahn has the right to acquire pursuant to presently exercisable stock warrants. Excludes 10,000 shares held by Mrs. Hahn's spouse as to which shares Mrs. Hahn disclaims beneficial ownership.

         (10) Includes 1,017 shares which Mr. Tenbusch has the right to acquire pursuant to presently exercisable stock warrants.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors of the Company held four meetings during the year ended December 31, 1998. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committee of the Board on which they serve. The Company's Board of Directors presently has only an Audit Committee. The Board of Directors also serves as a Nominating Committee. Compensation matters are the responsibiity of the Bank's Compensation Committee. Certain information regarding the function of the Company's Audit Committee, its membership, and the number of meetings held during 1998 follows:

           The Audit Committee reviews the annual audit and compliance reports to the Board concerning the audit and makes recommendations for improvements, internal controls, or other items covered by the audit and compliance reports. The Audit Committee also directs the activities of the internal audit function and oversees the implementation of a proper CRA program to ensure adequate efforts are made to offer credit opportunities to lower income members of the community. Mr. Baker, Mrs. Hahn, and Mr. Flagel, who serves as Chairman of the Committee, are the members of this Committee. The Committee held four meetings during 1998.



EXECUTIVE OFFICERS

      The following lists the executive officers of the Company, all positions held by them in the Company, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which precedes the Company's annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

NAME AND POSITION
HELD IN THE COMPANY                         INFORMATION ABOUT EXECUTIVE OFFICER
-------------------                         -----------------------------------
Lewis S. Albert                   Mr. Albert has served as Chairman and Chief Executive Office
Chairman and Chief                of the Company and the Bank since their organization in 1997
Executive Officer                 and 1998, respectively.  Prior to working full time organizing the Company, Mr. Albert served as Senior Vice President and
                                  Chief Financial Officer of Southwest Banks, Inc., a multi-bank
                                  Holding company from 1993 to 1997. Mr. Albert is 46.

NAME AND POSITION
HELD IN THE COMPANY                         INFORMATION ABOUT EXECUTIVE OFFICER
-------------------                         -----------------------------------
Todd H. Katz                      Mr. Katz has served as Vice Chairman and President of the
Vice Chairman and                 Company and the Bank since their organization in 1997 and
President                         1998, respectively. Prior to working full
                                  time organizing the Company, Mr. Katz served
                                  as General Counsel of Southwest
                                  Banks, Inc, a multi-bank holding company
                                  from 1993 to 1997. Mr. Katz is 33.


MANAGEMENT STOCK OWNERSHIP

      As of March 12, 1999, based on available information, all directors and officers of the Company as a group (nine persons) beneficially owned 118,157 shares of Company Common Stock which constituted 10.0% of the number of shares outstanding at that date.


EXECUTIVE COMPENSATION AND BENEFITS

      The following table sets forth all cash compensation for both the Company's Chief Executive Officer and President for services to the Company in 1998.


                           SUMMARY COMPENSATION TABLE

                                                                Long Term Compensation
------------------------------------------------------------------------- ----------------------- -----------
                                        Annual Compensation                           Awards       Payouts
------------------------------------------------------------------------- ----------------------- ----------- ----------
Name
 and                                                           Other(2)    Restricted
Principal                                                       Annual       Stock      Options/    LTIP           All Other
Position                    Year(1)    Salary      Bonus    Compensation    Award(s)      SARs     Payouts      Compensation(3)
------------------------------------------------------------------------- ----------------------- ----------- -----------------
Lewis S. Albert              1998     $96,000       -0-         $3,200         -0-       20,000         -0-          $2,160
Chairman and Chief           1997         -0-       -0-            -0-         -0-          -0-         -0-             -0-
Executive Officer            1996         -0-       -0-            -0-         -0-          -0-         -0-             -0-
Officer of the Bank


Todd H. Katz                 1998     $96,000       -0-         $1,925         -0-       20,000         -0-          $2,160
Vice Chairman and            1997         -0-       -0-            -0-         -0-          -0-         -0-             -0-
President                    1996         -0-       -0-            -0-         -0-          -0-         -0-             -0-

(1)   Public registrant as of January 28, 1998.
(2)   Represents club membership.
(3) Represents amounts contributed by the Bank to accounts in the Section 401(k) Plan.

INFORMATION ON BENEFIT PLANS AND POLICIES

      Stock Option Plan. The Company has an Officers' and Employees' Stock Option Plan for its officers and employees (the "Plan"). The purpose of the Plan is to advance the interests of the Company by affording to the Company's officers an opportunity to increase their proprietary interest in the continued growth and financial success of the Company. The Plan also reinforces the Company's efforts to retain and attract highly competent individuals upon whose judgment, initiative, leadership, and continued efforts, the future viability and success of the Company in large measure depends.

      Under the Plan, 125,000 shares of Company Common Stock are reserved for issuance, subject to antidilution adjustments. Of this amount, as of March 12, 1999, options for 20,000 shares each were issued to Lewis S. Albert and Todd H. Katz all at an exercise price of $10.00. An additional 36,000 shares have been issued to various other officers as part of their compensation. The balance of the shares are reserved for issuance to Company officers and employees as the Board of Directors in its discretion shall determine.

      Under the Plan, the Board of Directors may elect to make awards of both incentive stock options intended to meet the requirements of certain sections of the Internal Revenue Code of 1986, as amended, from time to time, and nonqualified stock options which do not meet such requirements.

      The Plan provides for the vesting of 10% of the total stock option award beginning on the day of granting. Of the 20,000 options each granted to Messrs. Albert and Katz, 4,000 are immediately exercisable. Any options not exercised within 10 years from the date of grant shall expire. If a participant ceases to be employed by the Company because of disability or death, the participant (or his estate as the case may be) may exercise options which were exercisable upon such termination of employment for three months (in the case of retirement) and twelve months (in the case of disability or death) after such termination. If a participant ceases to be employed by the Company for any reason except death, disability or retirement, any option or options granted him under the Plan which have not been exercised shall be deemed cancelled. Upon any merger, combination, sale of substantially all of the assets of the Company, or a change of control of the Company (as defined in the Plan), all outstanding stock options become immediately exercisable, regardless of how many years have passed since the date of grant. No stock option may be transferred by an optionee otherwise then by will or the laws of descent and distribution, and such stock option is exercisable during the lifetime of the optionee, only by the optionee or a legal guardian or personal representative.

      The Plan is administered by a "committee" consisting of all members of the Board of Directors of the Company who (at the time they exercised discretion in making decisions under the Plan) are not, and have not at any time for one year prior thereto been, eligible to receive an option under the Plan. The entire Board of Directors, at the recommendation of Executive Management, determines, subject to the provisions of the Plan, which employees will receive options, the numbers of shares to be optioned to any employee, the date of grant of each option, and all other terms and conditions governing each option.

      The Board of Directors may at any time amend or terminate the Plan; however, without the approval of the shareholders of the Company, the Board may not amend the Plan to increase the aggregate number of shares for which options may be granted (except as may be necessary to adjust for certain anti-dilution events) or alter the class of persons eligible to receive options under the Plan. No amendment or termination of the Plan may, without the consent of the optionee, adversely effect the rights of any options with respect to an option or the unexercised portion thereof.

      The following sets forth certain information regarding options outstanding to Messrs. Albert and Katz as of December 31, 1998:


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

------------------------------- ---------------- --------------- ---------------------- ----------------------------
                                                                       NUMBER OF
                                                                      SECURITIES                 VALUE OF
                                                                      UNDERLYING                UNEXERCISED
                                    SHARES                            UNEXERCISED              IN-THE-MONEY
                                   ACQUIRED                          OPTIONS/SARS              OPTIONS/SARS
                                      ON             VALUE           AT FY-END (#)             AT FY-END($)
                                   EXERCISE         REALIZED         EXERCISABLE/              EXERCISABLE/
             NAME                     (#)             ($)            UNEXERCISABLE             UNEXERCISABLE
------------------------------- ---------------- --------------- ---------------------- ----------------------------
Lewis S. Albert                        0               0             4,000/16,000             $11,000/$44,000

------------------------------- ---------------- --------------- ---------------------- ----------------------------
Todd H. Katz                           0               0             4,000/16,000             $11,000/$44,000

------------------------------- ---------------- --------------- ---------------------- ----------------------------


         Employment Agreement. The Company has entered into Employment Agreements with Lewis S. Albert and Todd H. Katz. During 1998, a base annual salary of $96,000 each was paid to Messrs. Albert and Katz. The Agreements also include provisions for a club membership, disability insurance and term life insurance policy in the amount of $200,000 for Messrs. Albert and Katz.

      The agreements terminate on May 30, 2000, which is two years after the Bank received its Charter. The agreements are terminable by the Company for "cause", as defined in the agreements at any time upon written notice to the executive. Generally, the agreements also provide that (i) upon termination of the agreement for "cause", the executive is entitled to salary and accrued and unpaid bonus amounts up to the date of such termination; (ii) upon termination of the agreements "without cause", the executive is entitled to a lump sum payment equivalent to 100% of the compensation received or due in the previous twelve months; (iii) upon the death of the executive, the executive's estate will be entitled to receive any accrued and unpaid salary at the date of death through the end of the month in which executive death occurred, plus an amount equal to ninety (90) days salary. The Company shall also provides executives' survivors with any benefits it provided executive for such additional ninety
(90) day. The executive also will have been deemed to have been terminated without cause if there is a change in control (as defined in the agreement). The employment agreements also provide for the issuance to the executive of the stock options discussed above under "Stock Option Plan."

      Profit Sharing Plan. The Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 12% of compensation instead of receiving that amount in cash. The Bank may contribute a matching amount up to half of the participant's voluntary contribution, not to exceed 3%. Amounts deferred by participants are fully vested. Contributions by the Bank vest based on percentage amounts of 20% to 100% over two to six years of service.


CERTAIN TRANSACTIONS

      The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.



                           OWNERSHIP OF EQUITY SECURITIES

      As of March 12, 1999, there were no shareholders known to the Company to be beneficial owners, as defined by rules of the Securities and Exchange Commission, of 5% or more of the outstanding shares of the Company Common Stock.



                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

      Proposals of shareholders of the Company intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before December 1, 1999, in order to be included in the Company's Proxy Statement and form of proxy relating to the 2000 Annual Meeting of Shareholders.



                      SECTION 16(A) REPORTING REQUIREMENTS

      Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company, and persons who beneficially own more than 10% of Company Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 1998, all filing requirements applicable to reporting persons were met.



                         INDEPENDENT PUBLIC ACCOUNTANTS

      Hill, Barth & King, Inc. ("HBK") served as independent auditors of the Company for the fiscal year ended December 31, 1998. The Board of Directors has not yet selected independent auditors for the fiscal year ending December 31, 1999. Representatives of HBK are expected to be present at the 1999 Annual Meeting and will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.



                                OTHER INFORMATION

PROXY SOLICITATION

      The cost of soliciting proxies for the 1999 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Company Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

MISCELLANEOUS

      Management of the Company does not know of any matters to be brought before the 1999 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 1999 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

      Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Tarpon Coast Bancorp, Inc. 1490 Tamiami Trail, Port Charlotte, Florida 33948, Attention: Todd H. Katz.

                                   PROXY CARD

REVOCABLE PROXY

                           TARPON COAST BANCORP, INC.


      PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 1999.

      The undersigned hereby appoints George E. Cline III and Michael T. Ezzell, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Tarpon Coast Bancorp, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Best Western Waterfront Hotel; 300 Retta Esplanade, Punta Gorda, Florida, on Wednesday, April 26, 1999, at 5:00 P.M., and at any adjournment thereof.

      SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE THREE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.    ELECTION OF DIRECTORS

      FOR                AGAINST                   ABSTAIN

      [ ]                  [ ]                       [ ]      Lewis S. Albert

      [ ]                  [ ]                       [ ]      Mark O. Asperilla

      [ ]                  [ ]                       [ ]      Gerald P. Flagel

                                    PLEASE MARK, SIGN BELOW, DATE AND RETURN
                                    THIS PROXY PROMPTLY IN THE ENVELOPE
                                    FURNISHED.

                                    Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    SHARES
                                           ------------------------

                                    DATED April    , 1999
                                                ---

                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Signature if held jointly

                                    -----------------------------------
                                    Please print or type your name



[ ] Please mark here if you intend to attend the 1999 Annual Meeting of Shareholders.